Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of March, 2024.

/s/ Kelly C. Atkinson

Kelly C. Atkinson

Director

STATE OF NORTH CAROLINA )

) SS

COUNTY OF NEW HANOVER )

On this 18th day of March, 2024, personally appeared before me Kelly C. Atkinson, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 18th, 2024, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 2024.

/s/ Ebony G. Sharp Ebony G. Sharp
Notary Public, State of North Carolina
My Commission Expires: October 2, 2028

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 2024.

/s/ Felix A. Bernshteyn.

Felix A. Bernshteyn

Director

STATE OF CALIFORNIA )

) SS:

COUNTY OF LOS ANGELES )

On this 19th day of March, 2024, personally appeared before me Felix A. Bernshteyn, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 19th, 2024, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 19th day of March, 2024.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My commission expires: October 24, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of March, 2024.

/s/ Mikhail Y. Dyadyuk

Mikhail Y. Dyadyuk

Director

STATE OF NEW YORK )

) SS:

COUNTY OF NEW YORK )

On this 18th day of March, 2024, personally appeared before me Mikhail Dyadyuk, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 18th, 2024, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 2024.

/s/ Robert Barisciano Robert Barisciano
Notary Public, State of New York
My commission expires: March 28, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 2024.

/s/ F. Gregory Guerra

F. Gregory Guerra

Director

STATE OF North Carolina )

) SS

COUNTY of Mecklenburg )

On this 19th day of March, 2024, personally appeared before me F. Gregory Guerra, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 19th, 2024, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 19th day of March, 2024.

/s/ Vladimir Bogatyrchuk Vladimir Bogatyrchuk
Notary Public, State of North Carolina
My Commission Expires: August 23, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 18th day of March, 2024.

/s/ Colleen W. Hanabusa

Colleen W. Hanabusa

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 18th day of March, 2024, personally appeared before me Colleen W. Hanabusa, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 18th, 2024, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 18th day of March, 2024.

/s/ Ryan J. Loeffers Ryan J. Loeffers
Notary Public, State of Hawaii
My Commission Expires: January 29, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of March, 2024.

/s/ John T. Komeiji

John T. Komeiji

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 20th day of March, 2024, personally appeared before me John T. Komeiji, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 20th, 2024, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 20th day of March, 2024.

/s/ Jodi M. Hayashida Jodi M. Hayashida
Notary Public, State of Hawaii
My Commission Expires: July 10, 2024

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of March, 2024.

/s/ Steven Kutos

Steven Kutos

Director

STATE OF CALIFORNIA )

) SS

COUNTY of LOS ANGELES )

On this 19th day of March, 2024, personally appeared before me Steven Kutos, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 19th, 2024, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 19th day of March, 2024.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My Commission Expires: October 24, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2023 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 19th day of March, 2024.

/s/ Christina M. Wire

Christina M. Wire

Director

STATE OF CALIFORNIA )

) SS

COUNTY of SAN MATEO )

On this 19th day of March, 2024, personally appeared before me Christina M. Wire, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 19th, 2024, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 19th day of March, 2024.

/s/ Maya Maray Barrow Maya Maray Barrow
Notary Public, State of California
My Commission Expires: October 21, 2025